                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Short Duration Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Investors in the fund should be able to withstand fluctuations in the fixed income markets. The yield and value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. All of these factors may result in greater share price volatility. Please read the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of the Scudder Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Short Duration Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.50%	2.29%	3.86%	4.87%
Class B	.88%	1.64%	3.16%	4.12%
Class C	.88%	1.61%	3.13%	4.11%
Institutional Class	1.50%	2.35%	4.00%	5.07%
Merrill Lynch 1-3 Year US Treasury Index+	.67%	1.47%	3.96%	4.89%
Blended Index++	.67%	1.28%	2.35%	3.93%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/05	$ 9.89	$ 9.89	$ 9.88	$ 9.90
10/31/04	$ 10.06	$ 10.06	$ 10.05	$ 10.07
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .32	$ .26	$ .26	$ .32
October Income Dividend	$ .0298	$ .0245	$ .0244	$ .0297
SEC 30-day Yield+++ as of 10/31/05	3.71%	3.23%	3.22%	3.83%
Current Annualized Distribution Rate+++ as of 10/31/05	3.55%	2.92%	2.91%	3.53%

+++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.23%, 2.57%, 2.56% and 3.54% for Class A,B,C and Institutional Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 3.07%, 2.26%, 2.25% and 3.24% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Institutional Class Lipper Rankings — Short Investment Grade Debt Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	49	of	218	23
3-Year	50	of	166	30
5-Year	45	of	116	38
10-Year	9	of	62	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Short Duration Fund — Class A [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,871	$10,408	$11,753	$15,644
	Average annual total return	-1.29%	1.34%	3.28%	4.58%
Class B	Growth of $10,000	$9,793	$10,305	$11,581	$14,974
	Average annual total return	-2.07%	1.01%	2.98%	4.12%
Class C	Growth of $10,000	$10,088	$10,489	$11,668	$14,959
	Average annual total return	.88%	1.61%	3.13%	4.11%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,067	$10,447	$12,145	$16,116
	Average annual total return	.67%	1.47%	3.96%	4.89%
Blended Index++	Growth of $10,000	$10,067	$10,389	$11,231	$14,707
	Average annual total return	.67%	1.28%	2.35%	3.93%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] Scudder Short Duration Fund — Institutional Class [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,015,000	$1,072,000	$1,216,600	$1,639,700
	Average annual total return	1.50%	2.35%	4.00%	5.07%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $1,000,000	$1,006,700	$1,044,700	$1,214,500	$1,611,600
	Average annual total return	.67%	1.47%	3.96%	4.89%
Blended Index++	Growth of $1,000,000	$1,006,700	$1,038,900	$1,123,100	$1,470,700
	Average annual total return	.67%	1.28%	2.35%	3.93%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

++ The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the fund's former benchmark) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the fund's historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of the Scudder Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/05
Scudder Short Duration Fund	1-Year	3-Year	5-Year	10-Year
Class S	1.38%	2.18%	3.82%	4.88%
Merrill Lynch 1-3 Year US Treasury Index+	.67%	1.47%	3.96%	4.89%
Blended Index++	.67%	1.28%	2.35%	3.93%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Short Duration Fund — Class S [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,138	$10,668	$12,061	$16,102
	Average annual total return	1.38%	2.18%	3.82%	4.88%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,067	$10,447	$12,145	$16,116
	Average annual total return	.67%	1.47%	3.96%	4.89%
Blended Index++	Growth of $10,000	$10,067	$10,389	$11,231	$14,707
	Average annual total return	.67%	1.28%	2.35%	3.93%

The growth of $10,000 is cumulative.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

++ The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the fund's former benchmark) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the fund's historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/05	$ 9.89
2/1/05 (commencement of operations for Class S)	$ 10.01
Nine Months: Income Dividends as of 10/31/05	$ .24
October Income Dividend	$ .0269
SEC 30-day Yield+++ as of 10/31/05	3.63%
Current Annualized Distribution Rate+++ as of 10/31/05	3.20%

+++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.43% for Class S had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 3.00% for Class S had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,009.00	$ 1,005.70	$ 1,005.70	$ 1,007.60	$ 1,008.90
Expenses Paid per $1,000*	$ 2.79	$ 5.81	$ 5.81	$ 3.74	$ 2.78
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,022.43	$ 1,019.41	$ 1,019.41	$ 1,021.48	$ 1,022.43
Expenses Paid per $1,000*	$ 2.80	$ 5.85	$ 5.85	$ 3.77	$ 2.80

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent twelve-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Scudder Short Duration Fund	.55%	1.15%	1.15%	.74%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Short Duration Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the Scudder Short Duration Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Effective December 2, 2005, Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is the subadvisor for the fund. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983.

Portfolio Management Team

The fund's subadvisor is AAMI. The following members of the management team handle the day-to-day operations of the fund.

Gary W. Bartlett, CFA

CIO for Active Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank.

BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

BS from St. Peter's College; MBA from Baruch College.

In the following interview, Gary W. Bartlett, senior portfolio manager for Scudder Short Duration Fund, discusses the recent market environment and strategy in managing the fund during its most recent annual period ended October 31, 2005.

Q:  How did the bond market perform during the period under review?

A:  A steadfast "measured" US Federal Reserve Board (the Fed), combined with more-sustained bouts of inflationary concerns, finally had the effect of pressuring long-term interest rates upward in the latter part of the annual period. The fed funds rate ended the fiscal year 200 basis points higher at 3.75%, after the Federal Open Market Committee enacted eight 25-basis-point increases.1 The Treasury yield curve had confounded the market early in the period by flattening in a non-traditional manner for a period of Fed tightening, i.e. long rates remaining relatively unchanged as shorter rates rose.2 But, as the year progressed, accelerating increases in 10-year rates relative to 2-year Treasuries resulted in a more-traditional curve flattening for a rising-rate period. In this environment, 2-year Treasuries increased by 183 basis points (1.83 percentage points, ending at 4.38%) while 10-year notes were 52 basis points higher (at 4.55%). The 2-year-to-10-year Treasury curve flattened by 133 basis points for the period under review.

1 The federal funds rate is the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

2 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as ``steep'' this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

Rising rates resulted in small, albeit positive, returns for fixed-income securities for the period. The Lehman Brothers 1-3 Year Aggregate Bond Index returned 0.89% for the 12 months as the Merrill Lynch 1-3 Year Treasury Index had a 0.67% return.3

3 The Lehman Brothers 1-3 Year Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, including government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one to three years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index consisting of all public US Treasury obligations having maturities from 1 to 2.99 years. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Market psychology ebbed and flowed during the year as inflationary concerns increased with sustained economic growth and more-hawkish rhetoric from the Fed. The credit sector, which had performed well in recent years, finally fell victim to both full valuations and to the fallout following a meltdown within the auto sector. Corporate issues were the worst-performing sector for the year, underperforming benchmark Treasuries for the period. Higher-quality spread sectors — mortgage and asset — backed issues — marginally outperformed comparable-maturity Treasuries for the period. Single-family mortgages suffered most directly from the effects of rising rates, however, and underperformed Treasuries significantly as the year progressed.

Q:  How did Scudder Short Duration Fund perform for the period under review?

A:  Scudder Short Duration Fund Class A shares returned 1.50% for the 12-month period ending October 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 9 for the performance for other share classes and for more complete performance information.) This compares with 1.09% for the average fund in the Lipper Short Investment Grade Debt Funds category and 0.67% for the Merrill Lynch 1-3 Year Treasury Index, the fund's benchmark.4

4 The Lipper Short Investment-Grade Debt Funds category consist of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into this category. It is not possible to invest directly in a Lipper category.

Q:  What factors impacted the fund's performance?

A:  While the effects of the auto downgrades and generically widening spreads dampened returns in the corporate sector, good individual security selection offset the impact and contributed to performance. Our holdings in financials and utilities added to returns, while industrials, on the basis of the auto sector, detracted. Further, we reduced our exposure to corporate issues as the year progressed and this tended to lessen the effect of the relatively poor performance of corporates on our portfolio.

Similarly, the effects of rising interest rates on single-family mortgage securities were less pronounced on our portfolio in that our allocation is dominated by structured securities (Collateralized Mortgage Obligations or CMOs), which are less interest-rate sensitive than are the pass-through issues which populate the mortgage index. Strong technical indicators supported a rally in asset-backed securities and collateralized mortgage-backed securities, and our investments in these sectors aided performance.

Q:  Do you have any final thoughts for investors?

A:  The recent proliferation of natural disasters is yet another reminder of the unpredictability of macro factors affecting the market. Besides the weather, a number of man-made imponderables recently arose. The Chinese devalued their currency, 30-year US Treasury securities were reintroduced to the market, Japanese and German elections occurred and new geopolitical risks arose in London and Gaza, adding to the ongoing Iraq situation. Interpreting such variables seems no easier than predicting the weather — or interest rates, for that matter. The good news is that a volatile background tends to create market dislocations. Recognizing and exploiting these dislocations at the security level is what we believe consistent performance is all about.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	10/31/05	10/31/04

Commercial and Non-Agency Mortgage-Backed Securities	24%	12%
Corporate Bonds	19%	23%
US Treasury Obligations	17%	6%
Asset Backed	15%	20%
Collateralized Mortgage Obligations	10%	23%
Municipal Bonds and Notes	7%	6%
Foreign Bonds — US$ Denominated	3%	3%
Cash Equivalents	2%	2%
US Government Agency Sponsored Pass-Throughs	2%	3%
Government National Mortgage Association	1%	1%
US Government Sponsored Agencies	—	1%
	100%	100%
Corporate Bond and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/05	10/31/04

Financials	57%	59%
Utilities	20%	16%
Consumer Discretionary	9%	6%
Telecommunication Services	8%	5%
Industrials	6%	5%
Health Care	—	4%
Energy	—	3%
Sovereign Bonds	—	2%
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/05	10/31/04

US Government and Agencies	30%	34%
AAA*	46%	39%
AA	2%	1%
A	10%	15%
BBB	12%	11%
	100%	100%

* Includes cash equivalents

Effective Maturity	10/31/05	10/31/04

Under 1 year	30%	22%
1 < 5 years	70%	71%
5 < 10 years	—	7%
	100%	100%

Weighted average effective maturity: 1.69 years and 2.44 years, respectively.

Asset allocation, corporate bond diversification, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Principal Amount ($)	Value ($)

Corporate Bonds 19.0%
Consumer Discretionary 2.0%
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	1,596,000	1,752,989
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	1,081,000	1,069,774
Series E, 4.78%*, 10/31/2008	297,000	296,834
		3,119,597
Financials 11.2%
American General Finance Corp., 2.75%, 6/15/2008	3,517,000	3,321,054
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	404,000	395,652
Citizens Property Insurance Corp., Series 1997-A, 144A, 6.85%, 8/25/2007	1,515,000	1,559,244
Duke Capital LLC, 4.331%, 11/16/2006	775,000	768,924
First Union National Bank, 7.125%, 10/15/2006	967,000	986,351
Ford Motor Credit Co.:
6.375%, 12/15/2005	360,000	359,958
6.5%, 1/25/2007	2,082,000	2,057,293
6.875%, 2/1/2006	2,348,000	2,346,793
General Motors Acceptance Corp., 6.125%, 9/15/2006	527,000	525,458
HSBC Finance Corp., 4.125%, 12/15/2008	195,000	190,177
Marsh & McLennan Companies, Inc., 5.15%, 9/15/2010	335,000	329,331
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	522,000	513,941
Mizuho JGB Investment, 144A, 9.87%, 12/31/2049	392,000	433,992
Mizuho Preferred Capital, 144A, 8.79%, 12/29/2049	392,000	423,657
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	519,358	518,184
PNC Funding Corp.:
5.75%, 8/1/2006	1,544,000	1,555,145
6.875%, 7/15/2007	165,000	170,462
SLM Corp., Series A, 4.34%*, 7/27/2009	660,000	659,272
		17,114,888
Industrials 0.3%
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	424,177	443,807
Telecommunication Services 1.2%
ALLTEL Corp., 4.656%, 5/17/2007	225,000	223,904
SBC Communications, Inc., 4.125%, 9/15/2009	1,600,000	1,540,530
		1,764,434
Utilities 4.3%
Ameren Corp., 4.263%, 5/15/2007	370,000	364,994
CC Funding Trust I, 6.9%, 2/16/2007	505,000	516,328
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	180,000	186,353
Cinergy Global Resources, Inc., 144A, 6.2%, 11/3/2008	650,000	670,405
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	635,000	643,366
Northeast Utilities, Series B, 3.3%, 6/1/2008	885,000	844,710
Progress Energy, Inc., 6.75%, 3/1/2006	1,130,000	1,137,145
PSI Energy, Inc., 7.85%, 10/15/2007	810,000	852,569
Public Service Co. of New Mexico, 4.4%, 9/15/2008	650,000	636,026
Xcel Energy, Inc., 3.4%, 7/1/2008	725,000	696,239
		6,548,135
Total Corporate Bonds (Cost $29,578,325)		28,990,861

Foreign Bonds— US$ Denominated 2.9%
Financials 1.3%
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,305,000	1,277,791
Pemex Finance Ltd., "A1", Series 2000-1, 9.03%, 2/15/2011	615,000	678,751
		1,956,542
Industrials 0.9%
Tyco International Group SA:
6.375%, 2/15/2006	814,000	818,091
6.75%, 2/15/2011	550,000	584,930
		1,403,021
Telecommunication Services 0.7%
Telecom Italia Capital, 4.0%, 1/15/2010	918,000	872,634
Telefonos de Mexico SA de CV, 4.75%, 1/27/2010	160,000	156,382
		1,029,016
Total Foreign Bonds — US$ Denominated (Cost $4,443,023)		4,388,579

Asset Backed 14.7%
Automobile Receivables 4.0%
Drive Auto Receivables Trust, "A2", Series 2004-1, 144A, 2.53%, 5/15/2007	118,864	118,758
GS Auto Loan Trust, "A4", Series 2003-1, 2.716%, 6/15/2010	500,000	491,571
Honda Auto Receivables Owner Trust, "A3", Series 2003-3, 2.14%, 4/23/2007	752,921	748,962
Household Automotive Trust, "A4A", Series 2002-3, 3.44%, 5/18/2009	973,733	965,575
LAI Vehicle Lease Securitization Trust, "A", Series 2005-A, 144A, 4.56%, 11/15/2012	1,134,066	1,122,578
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	757,737	750,552
"A4", Series 2002-3, 3.57%, 8/17/2009	715,648	713,282
"B", Series 2002-2, 4.67%, 3/15/2010	322,936	318,206
"A4", Series 2001-4, 4.92%, 8/15/2007	72,585	72,576
"B", Series 2002-1, 5.37%, 1/15/2010	292,176	291,324
Volkswagen Auto Loan Enhanced Trust, "A3, Series 2003-1, 1.49%, 5/21/2007	376,486	373,989
Whole Auto Loan Trust, "A3A", Series 2003-1, 1.84%, 10/15/2006	61,961	61,894
		6,029,267
Equipment 0.7%
Great America Leasing Receivables, "A1", Series 2005-1, 144A, 4.31%, 10/20/2006	1,125,000	1,125,000
Home Equity Loans 10.0%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	85,255	86,903
Bayview Financial Acquisition Trust, "AF1", Series 2005-D, 5.45%, 2/28/2045	1,215,000	1,214,980
Countrywide Asset-Backed Certificates, "NOTE", Series 2003-BC3N, 144A, 8.0%, 9/25/2033	63,768	63,768
Credit-Based Asset Servicing and Securities, "AV2", Series 2005-CB5, 4.298%*, 8/25/2035	1,566,000	1,565,934
First Franklin Mortgage Loan NIM:
"N1", Series 2005-FF1N, 144A, 3.9%, 12/25/2034	687,485	687,485
"N1", Series 2004-FFH4, 144A, 4.212%, 1/21/2035	492,217	492,217
"A", Series 2005-FFH2, 144A, 4.75%, 4/27/2035	522,959	521,913
Master Asset Backed Securities Trust, "A1B", Series 2005-AB1, 5.143%, 11/25/2035	1,135,000	1,134,990
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	730,411	732,008
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035	1,088,000	1,069,273
"AF2", Series 2005-3, 4.723%, 11/25/2035	1,155,000	1,146,852
Renaissance NIM Trust:
"A", Series 2004-A, 144A, 4.45%, 6/25/2034	90,278	90,193
"NOTE", Series 2004-C, 144A, 4.458%, 12/25/2034	334,243	334,348
Residential Asset Mortgage Products, Inc.:
"A3", Series 2003-RZ5, 3.8%, 7/25/2030	1,130,785	1,125,404
"AI2", Series 2004-RS7, 4.0%, 9/25/2025	815,000	809,387
"AI3", Series 2004-RS4, 4.003%, 1/25/2030	1,300,000	1,291,666
Securitized Asset Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036	1,362,764	1,362,551
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	682,774	680,710
Wells Fargo Home Equity Trust, "AI2", Series 2004-2, 3.45%, 6/25/2019	890,000	875,720
		15,286,302
Total Asset Backed (Cost $22,514,931)		22,440,569

US Government Agency Sponsored Pass-Throughs 1.6%
Federal Home Loan Mortgage Corp.:
5.5%, with various maturities from 1/1/2008 until 3/1/2010	401,673	404,515
6.0%, with various maturities from 10/1/2008 until 11/1/2009	132,106	133,245
7.0%, 3/1/2013	240,898	250,654
Federal National Mortgage Association:
6.0%, with various maturities from 6/1/2009 until 1/1/2024	1,528,564	1,553,100
8.0%, 4/1/2007	27,847	28,292
8.5%, 10/1/2010	41,866	42,461
Total US Government Agency Sponsored Pass-Throughs (Cost $2,471,532)		2,412,267

Commercial and Non-Agency Mortgage-Backed Securities 24.8%
ABN AMRO Mortgage Corp., "A5", Series 2003-4, 4.75%, 3/25/2033	825,349	821,356
Banc of America Commercial Mortgage, Inc., "A1A", Series 2000-1, 7.109%, 11/15/2031	2,247,336	2,314,896
Bank of America Mortgage Securities, "2A6", Series 2004-G, 4.657%*, 8/25/2034	1,900,000	1,894,092
Bear Stearns Adjustable Rate Mortgage Trust, "2A3", Series 2005-4, 4.45%*, 8/25/2035	595,000	576,041
Cendant Mortgage Corp., "A6", Series 2003-1, 5.5%, 2/25/2033	294,333	292,921
Chase Mortgage Finance Corp., "2A1", Series 2004-S3, 5.25%, 3/25/2034	649,669	648,658
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2003-5, 5.5%, 4/25/2033	626,462	627,074
"1A1", Series 2004-8, 5.5%, 10/25/2034	1,361,772	1,362,541
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,040,626	1,071,519
Countrywide Alternative Loan Trust:
"A2", Series 2003-6T2, 5.0%, 6/25/2033	691,757	689,847
"2A1", Series 2004-28CB, 5.0%, 1/25/2035	764,723	758,151
"A2", Series 2002-18, 5.25%, 2/25/2033	1,293,887	1,291,199
"1A5", Series 2003-J1, 5.25%, 10/25/2033	698,910	697,280
"1A1", Series 2004-J1, 6.0%, 2/25/2034	239,101	239,057
"A1", Series 2004-35T2, 6.0%, 2/25/2035	961,814	965,892
"A4", Series 2002-11, 6.25%, 10/25/2032	701,068	701,504
Countrywide Home Loans:
"1A7", Series 2003-1, 4.5%, 3/25/2033	6,403	6,385
"A15", Series 2002-34, 4.75%, 1/25/2033	1,042,152	1,030,119
"A2", Series 2004-19, 5.25%, 10/25/2034	1,000,000	998,317
"2A17", Series 2004-13, 5.75%, 8/25/2034	1,717,336	1,718,843
CS First Boston Mortgage Securities Corp., "4A1", Series 2003-17, 5.5%, 6/25/2033	861,993	861,360
DLJ Commercial Mortgage Corp., "A1A", Series 1999-CG2, 6.88%, 6/10/2032	517,827	526,122
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	580,431	594,895
GMAC Commercial Mortgage Securities, Inc., "C", Series 1998-C1, 6.806%, 5/15/2030	375,000	390,600
GMAC Mortgage Corp. Loan Trust, "A2", Series 2003-GH2, 3.69%, 7/25/2020	528,550	525,675
GSAA Home Equity Trust, "AF3", Series 2004-NC1, 3.519%, 11/25/2033	1,170,000	1,139,258
JPMorgan Commercial Mortgage Finance Corp.:
"A3", Series 1997-C5, 7.088%, 9/15/2029	107,512	109,940
"C", Series 1997-C5, 7.239%, 9/15/2029	1,625,000	1,718,554
Meritage Asset Holdings NIM, "N1", Series 2005-1, 144A, 4.581%, 5/25/2035	528,939	527,616
Merrill Lynch Mortgage Investors, Inc., "B", Series 1996-C2, 6.96%, 11/21/2028	725,000	735,530
Mortgage Capital Funding, Inc., "A3", Series 1997-MC1, 7.288%, 7/20/2027	318,479	323,689
Nationslink Funding Corp., "B", Series 1998-2, 6.795%, 8/20/2030	1,115,000	1,164,787
Residential Accredit Loans, Inc., "A6", Series 2002-QS19, 5.125%, 12/25/2032	1,509,482	1,505,095
Residential Asset Mortgage Products, Inc., "AI3", Series 2005-RZ2, 4.308%*, 5/25/2035	1,130,000	1,130,846
Residential Asset Securitization Trust:
"A1", Series 2003-A11, 4.25%, 11/25/2033	312,383	311,438
"2A1", Series 2003-A15, 5.25%, 2/25/2034	1,004,772	1,002,285
Residential Funding Mortgage Security I, "A2", Series 2003-S3, 5.25%, 2/25/2018	1,055,195	1,056,201
Structured Asset Securities Corp., "2A1", Series 2002-6, 6.25%, 4/25/2017	16,884	16,884
Washington Mutual:
"A6", Series 2004-AR4, 3.807%, 6/25/2034	1,890,000	1,810,515
"A6", Series 2003-AR10, 4.069%, 10/25/2033	1,320,000	1,288,131
"2A1", Series 2002-S8, 4.5%, 1/25/2018	814,976	810,028
Wells Fargo Mortgage Backed Securities Trust:
"2A17", Series 2005-AR10, 3.5%*, 6/25/2035	195,000	187,263
"4A1", Series 2005-AR16, 4.993%, 10/25/2035	756,179	752,345
"1A22", Series 2003-3, 5.0%, 4/25/2033	532,527	529,946
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $38,285,192)		37,724,695

Collateralized Mortgage Obligations 10.2%
Fannie Mae Whole Loan:
"3A2B", Series 2003-W10, 3.056%, 7/25/2037	218,682	217,021
"A2", Series 2004-W3, 3.75%, 5/25/2034	1,250,000	1,231,814
"2A3", Series 2003-W15, 4.71%, 8/25/2043	241,565	240,885
"1A3", Series 2003-W19, 4.783%, 11/25/2033	492,988	490,546
Federal Home Loan Mortgage Corp.:
"MH", Series 2660, 3.5%, 5/15/2018	524,807	520,742
"MB", Series 2691, 4.0%, 4/15/2022	921,000	905,404
"XG", Series 2737, 4.0%, 11/15/2022	380,000	372,663
"PB" , Series 2727, 4.25%, 4/15/2023	1,055,000	1,039,510
"PN", Series 2544, 4.5%, 3/15/2026	1,176,172	1,169,432
"HG", Series 2543, 4.75%, 9/15/2028	240,989	240,137
"K", Series 1364, 5.0%, 9/15/2007	281,273	280,897
"WJ", Series 2557, 5.0%, 7/15/2014	1,170,000	1,169,138
"UH", Series 2497, 5.5%, 5/15/2015	28,526	28,480
"A", Series 2393, 5.5%, 4/15/2030	3,250	3,244
"N", Series 2141, 5.55%, 11/15/2027	868,380	872,317
"QE", Series 2113, 6.0%, 11/15/2027	404,879	408,479
"PE", Series 2123, 6.0%, 12/15/2027	222,516	224,463
"I", Series 128, 6.5%, 2/15/2021	3,800	3,789
"LA", Series 1343, 8.0%, 8/15/2022	403,549	412,356
Federal National Mortgage Association:
"PH", Series 1993-199, 4.0%, 10/25/2023	105,376	102,491
"GU", Series 2003-63, 4.0%, 7/25/2033	684,346	671,703
"AY", Series 2004-45, 4.5%, 12/25/2018	686,106	682,643
"PC", Series 2003-33, 4.5%, 3/25/2027	1,232,197	1,227,749
"OC", Series 2002-73, 5.0%, 4/25/2014	765,000	765,415
"PC", Series 1997-81, 5.0%, 4/18/2027	13,920	13,894
"LA", Series 2002-50, 5.0%, 12/25/2029	344,421	343,664
"A", Series 2001-M1, 5.844%, 8/25/2010	65,046	65,409
"A", Series 2002-35, 6.0%, 12/25/2030	51,815	51,716
"A2", Series 1998-M6, 6.32%, 8/15/2008	814,172	837,377
"C", Series 1997-M5, 6.74%, 8/25/2007	865,000	887,533
"TP", Series 2002-65, 7.0%, 3/25/2031	42,827	43,269
Total Collateralized Mortgage Obligations (Cost $16,015,607)		15,524,180

Municipal Bonds and Notes 7.5%
California, Statewide Communities Development Authority Revenue, Taxable-Butte County Workers Notes, 3.59%, 5/1/2008 (a)	1,508,000	1,472,728
Harris County, TX, Housing Finance Corp., Single Family Mortgage Revenue, Series A, 7.75%, 9/1/2014	25,000	25,062
Hazelwood, MO, Industrial Development Authority, Multi-Family Housing Revenue, Lakes Apartments, Series B, 7.3%, 3/20/2006	25,000	25,230
Hudson County, NJ, General Obligation, 2.5%, 3/15/2006 (a)	380,000	377,230
Los Angeles County, CA, Pension Obligation, Series D, 6.92%, 6/30/2007 (a)	500,000	517,375
Mount Laurel Township, NJ, Municipal Utilities Authority System Revenue, Series B:
2.35%, 7/1/2006 (a)	840,000	827,837
2.85%, 7/1/2007 (a)	865,000	838,635
New Orleans, LA, Finance Authority Revenue, 4.55%**, 7/15/2021	2,425,000	2,425,000
Philadelphia, PA, Authority For Industrial Development Pension Funding, Retirement System, Series A, 5.64%, 4/15/2006 (a)	1,237,000	1,242,826
Sedgwick & Shawnee County, KS, Single Family Revenue, Series B, 8.375%, 6/1/2018	20,000	20,184
Toms River, NJ, School District, Refunding Taxable Regional Schools:
3.286%, 7/15/2007 (a)	620,000	605,039
3.584%, 7/15/2008 (a)	630,000	610,174
Washington, Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 2.0%, 10/1/2006 (a)	2,405,000	2,347,472
Willoughby, OH, Multi-Family Housing Mortgage Revenue, Oak Hill, Series B, 5.5%, 9/20/2007	80,000	80,196
Total Municipal Bonds and Notes (Cost $11,599,539)		11,414,988

Government National Mortgage Association 1.2%
Government National Mortgage Association, 6.5%, 8/20/2034 (Cost $1,848,761)	1,757,064	1,812,672

US Treasury Obligations 16.8%
US Treasury Note:
3.0%, 12/31/2006	6,123,000	6,026,373
3.375%, 2/15/2008	282,000	275,699
4.0%, 8/31/2007 (b)	19,479,000	19,345,082
Total US Treasury Obligations (Cost $25,706,291)		25,647,154
	Shares	Value ($)

Securities Lending Collateral 13.1%
Scudder Daily Assets Fund Institutional, 3.89% (c) (d) (Cost $19,892,929)	19,892,929	19,892,929

Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 3.83% (e) (Cost $2,795,475)	2,795,475	2,795,475
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $175,151,605)+	113.6	173,044,369
Other Assets and Liabilities, Net	(13.6)	(20,727,880)
Net Assets	100.0	152,316,489

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2005.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of October 31, 2005.

+ The cost for federal income tax purposes was $175,156,243. At October 31, 2005, net unrealized depreciation for all securities based on tax cost was $2,111,874. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,118 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,139,992.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	0.8
Federal Security Assurance	0.7
Municipal Bond Investors Assurance	3.6

(b) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $19,345,082 which is 12.7% of net assets.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., and Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $152,463,201) — including $19,345,082 of securities loaned	$ 150,355,965
Investment in Scudder Daily Assets Fund Institutional (cost $19,892,929)*	19,892,929
Investment in Scudder Cash Management QP Trust, at value (cost $2,795,475)	2,795,475
Total investment in securities, at value (cost $175,151,605)	173,044,369
Cash	4,699
Receivable for investments sold	59,848
Interest receivable	1,001,662
Receivable for Fund shares sold	1,322,986
Due from Advisor	58,048
Other assets	22,029
Total assets	175,513,641
Liabilities
Payable for investments purchased	2,795,113
Dividends payable	82,856
Payable for Fund shares redeemed	305,024
Payable upon return of securities loaned	19,892,929
Accrued management fee	25,209
Other accrued expenses and payables	96,021
Total liabilities	23,197,152
Net assets, at value	$ 152,316,489
Net Assets
Net assets consist of: Undistributed net investment income	98,089
Net unrealized appreciation (depreciation) on investments	(2,107,236)
Accumulated net realized gain (loss)	(1,733,659)
Paid-in capital	156,059,295
Net assets, at value	$ 152,316,489

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($79,389,256 ÷ 8,030,396 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.89
Maximum offering price per share (100 ÷ 97.25 of $9.89)	$ 10.17

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,834,672 ÷ 893,190 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.89

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($31,273,893 ÷ 3,166,096 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.88

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($297,487 ÷ 30,092 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.89

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($32,521,181 ÷ 3,285,479 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.90

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Interest	$ 5,962,138
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	21,403
Interest — Scudder Cash Management QP Trust	106,712
Total Income	6,090,253
Expenses: Management fee	658,067
Administrative service fee	197,859
Custodian fees	10,994
Distribution and shareholder servicing fees	636,781
Auditing	50,962
Legal	26,829
Trustees' fees and expenses	10,328
Reports to shareholders	33,081
Registration fees	74,633
Other	24,759
Total expenses, before expense reductions	1,724,293
Expense reductions	(556,255)
Total expenses, after expense reductions	1,168,038
Net investment income	4,922,215
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,632,725)
Net unrealized appreciation (depreciation) during the period on investments	(1,181,900)
Net gain (loss) on investment transactions	(2,814,625)
Net increase (decrease) in net assets resulting from operations	$ 2,107,590

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income	$ 4,922,215	$ 5,145,983
Net realized gain (loss) on investment transactions	(1,632,725)	(70,566)
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,181,900)	(22,786)
Net increase (decrease) in net assets resulting from operations	2,107,590	5,052,631
Distributions to shareholders from: Net investment income: Class A	(2,473,126)	(1,784,839)
Class B	(243,619)	(185,496)
Class C	(903,174)	(699,092)
Class S	(5,478)	—
Institutional Class	(1,323,912)	(2,335,395)
Net realized gains: Class A	—	(52,880)
Class B	—	(7,863)
Class C	—	(29,386)
Institutional Class	—	(125,414)
Fund share transactions: Proceeds from shares sold	78,353,200	183,879,127
Reinvestment of distributions	3,310,844	3,800,212
Cost of shares redeemed	(114,635,278)	(216,012,616)
Redemption fees	334	—
Net increase (decrease) in net assets from Fund share transactions	(32,970,900)	(28,333,277)
Increase (decrease) in net assets	(35,812,619)	(28,501,011)
Net assets at beginning of period	188,129,108	216,630,119
Net assets at end of period (including undistributed net investment income of $98,089 and $125,183, respectively)	$ 152,316,489	$ 188,129,108

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.06	$ 10.07	$ 10.09
Income (loss) from investment operations: Net investment income[b]	.31	.27	.17
Net realized and unrealized gain (loss) on investment transactions	(.16)	(.00)***	(.02)
Total from investment operations	.15	.27	.15
Less distributions from: Net investment income	(.32)	(.27)	(.17)
Net realized gains on investment transactions	—	(.01)	—
Total distributions	(.32)	(.28)	(.17)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 9.89	$ 10.06	$ 10.07
Total Return (%)[c]	1.50	2.68	1.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	82	52
Ratio of expenses before expense reductions (%)	.91	.89	.90*
Ratio of expenses after expense reductions (%)	.55	.55	.55*
Ratio of net investment income (%)	3.15	2.69	2.57*
Portfolio turnover rate (%)	161	236	322

[a] For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.

[b] Based on average shares outstanding during period.

[c] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.06	$ 10.07	$ 10.09
Income (loss) from investment operations: Net investment income[b]	.25	.21	.13
Net realized and unrealized gain (loss) on investment transactions	(.16)	(.01)	(.02)
Total from investment operations	.09	.20	.11
Less distributions from: Net investment income	(.26)	(.20)	(.13)
Net realized gains on investment transactions	—	(.01)	—
Total distributions	(.26)	(.21)	(.13)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 9.89	$ 10.06	$ 10.07
Total Return (%)[c]	.88	2.04	1.10**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	8
Ratio of expenses before expense reductions (%)	1.65	1.64	1.64*
Ratio of expenses after expense reductions (%)	1.15	1.15	1.16*
Ratio of net investment income (%)	2.55	2.09	1.89*
Portfolio turnover rate (%)	161	236	322

[a] For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.

[b] Based on average shares outstanding during period.

[c] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.05	$ 10.06	$ 10.09
Income (loss) from investment operations: Net investment income[b]	.25	.21	.13
Net realized and unrealized gain (loss) on investment transactions	(.16)	(.01)	(.03)
Total from investment operations	.09	.20	.10
Less distributions from: Net investment income	(.26)	(.20)	(.13)
Net realized gains on investment transactions	—	(.01)	—
Total distributions	(.26)	(.21)	(.13)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 9.88	$ 10.05	$ 10.06
Total Return (%)[c]	.88	2.03	1.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	37	28
Ratio of expenses before expense reductions (%)	1.65	1.64	1.64*
Ratio of expenses after expense reductions (%)	1.15	1.15	1.15*
Ratio of net investment income (%)	2.55	2.09	1.90*
Portfolio turnover rate (%)	161	236	322

[a] For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.

[b] Based on average shares outstanding during period.

[c] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.01
Income (loss) from investment operations: Net investment income[b]	.23
Net realized and unrealized gain (loss) on investment transactions	(.11)
Total from investment operations	.12
Less distributions from: Net investment income	(.24)
Redemption fees	.00***
Net asset value, end of period	$ 9.89
Total Return (%)[c]	1.19**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.30
Ratio of expenses before expense reductions (%)	.92*
Ratio of expenses after expense reductions (%)	.74*
Ratio of net investment income (%)	3.07*
Portfolio turnover rate (%)	161

[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.07	$ 10.07	$ 10.17	$ 10.18	$ 9.97
Income (loss) from investment operations:
Net investment income	.31[a]	.27[a]	.27[a]	.40[a]	.60
Net realized and unrealized gain (loss) on investment transactions	(.16)	—*	.01	.07	.21
Total from investment operations	.15	.27	.28	.47	.81
Less distributions from: Net investment income	(.32)	(.26)	(.31)	(.46)	(.60)
Net realized gains on investment transactions	—	(.01)	(.07)	(.02)	—
Total distributions	(.32)	(.27)	(.38)	(.48)	(.60)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 9.90	$ 10.07	$ 10.07	$ 10.17	$ 10.18
Total Return (%)[b]	1.50	2.74	2.80	4.71	8.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	58	129	76	38
Ratio of expenses before expense reductions (%)	.66	.62	.68	.76	.80
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	3.15	2.69	2.70	3.93	5.97
Portfolio turnover rate (%)	161	236	322	211	129
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Short Duration Fund (the "Fund") is a diversified series of Scudder MG Investments Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On February 1, 2005, the Fund commenced offering Class S shares. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Short Sales. The Fund may sell securities they do not own in an attempt to profit from an anticipated decline in their value or in order to hedge portfolio positions. The Fund borrows securities to complete the transaction. The Fund maintains collateral with the lender of the securities in the form of cash and/or liquid securities. At October 31, 2005, there were no securities sold short.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $1,729,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($83,000) and October 31, 2013 ($1,646,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 181,387
Capital loss carryforwards	$ (1,729,000)
Net unrealized appreciation (depreciation) on investments	$ (2,111,874)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended October 31,
	2005	2004
Distributions from ordinary income*	$ 4,949,309	$ 5,004,822
Distributions from long-term capital gains	$ —	$ 215,543

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund's that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $119,676,774 and $164,418,072, respectively. Purchases and sales of US Treasury securities aggregated $138,766,061 and $123,818,829, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor and Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.40% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2005, the Advisor waived a portion of its fee pursuant to the Management Agreement aggregating $79,798 and the amount imposed aggregated $578,269 which was equivalent to an annual effective rate of 0.35% of the Fund's average daily assets.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.12% of the average daily net assets of Class A, B, C and Institutional Class shares and 0.37% of the average daily net assets of Class S shares, computed and accrued daily and payable monthly. For the year ended October 31, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 92,971	$ 51,578	$ 2,646
Class B	11,396	6,201	292
Class C	42,154	23,007	1,072
Class S	649	212	43
Institutional Class	50,689	25,440	1,115
	$ 197,859	$ 106,438	$ 5,168

For the year ended October 31, 2005, the Advisor and Administrator have agreed to contractually waive its fees or reimburse expenses to the extent necessary to maintain the annual expenses of Class A, B, C, S and Institutional Class of 0.80%, 1.55%, 1.55%, 0.74% and 0.55%, respectively. In addition, for the year ended October 31, 2005, the Advisor and Administrator voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Class A, B and C shares at 0.55%, 1.15% and 1.15%, respectively.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent, for which it is compensated through the Administrator Service Fee Agreement. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 193,690	$ 189,623	$ 3,951.01%
Class B	71,224	13,912	4,670.60%
Class C	263,461	51,428	17,141.60%
	$ 528,375	$ 254,963	$ 25,762

In addition, SDI or an affiliate provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI or an affiliate in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at October 31, 2005	Annual Effective Rate
Class B	$ 23,245	$ 23,245	$ —	.00%
Class C	85,161	85,161	—	.00%
	$ 108,406	$ 108,406	$ —

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005, aggregated $15,627.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for the Class B and C shares aggregated $36,688 and $25,558, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2005, SDI received $23,531.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $17,420, of which $4,800 is unpaid at October 31, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportions to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $4,791, which represent a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended October 31, 2005, the custodian fee was reduced by $1,859 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,316,526	$ 53,001,241	5,787,233	$ 58,331,029
Class B	248,758	2,478,107	614,923	6,183,591
Class C	1,119,028	11,160,554	2,226,574	22,410,827
Class S*	35,837	356,661	—	—
Institutional Class	1,137,767	11,356,637	9,578,186	96,953,680
		$ 78,353,200		$ 183,879,127
Shares issued to shareholders in reinvestment of distributions
Class A	159,075	$ 1,585,148	112,082	$ 1,128,062
Class B	19,357	193,006	15,465	155,726
Class C	55,191	549,624	41,054	413,043
Class S*	531	5,282	—	—
Institutional Class	97,920	977,784	208,426	2,103,381
		$ 3,310,844		$ 3,800,212
Shares redeemed
Class A	(5,563,884)	$ (55,514,980)	(2,912,198)	$ (29,343,841)
Class B	(453,270)	(4,525,784)	(320,699)	(3,229,137)
Class C	(1,713,657)	(17,073,862)	(1,319,751)	(13,263,041)
Class S*	(6,276)	(62,587)	—	—
Institutional Class	(3,746,716)	(37,458,065)	(16,848,331)	(170,176,597)
		$ (114,635,278)		$ (216,012,616)
Redemption fees		$ 334		$ —
Net increase (decrease)
Class A	(88,283)	$ (928,376)	2,987,117	$ 30,115,250
Class B	(185,155)	(1,854,622)	309,689	3,110,180
Class C	(539,438)	(5,363,684)	947,877	9,560,829
Class S*	30,092	299,376	—	—
Institutional Class	(2,511,029)	(25,123,594)	(7,061,719)	(71,119,536)
		$ (32,970,900)		$ (28,333,277)

* For the period February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Subsequent Events

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. As of December 2, 2005, and pursuant to a written contract with the Advisor (the "Sub-Advisory Agreement"), Aberdeen Asset Management Inc. ("AAMI"), a direct wholly owned subsidiary of Aberdeen PLC, serves as subadvisor to the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder MG Investments Trust and Shareholders of Scudder Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Short Duration Fund (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 19, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Taxpayers filing on a calendar year basis will receive tax information for the 2005 calendar year after year end.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of Scudder Short Duration Fund (the "Fund") was held on December 2, 2005, at the Offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, New York 10017. At the Meeting, the following matters were voted on by the shareholders (the resulting votes are presented below).

1. To approve the Amended and Restated Investment Management Agreement between Deutsche Asset Management, Inc. and Scudder MG Investments Trust, on behalf of the Fund.

Number of Votes:
For	Against	Abstain
7,187,851.219	80,610.677	796,001.085

2. To approve a new Sub-Advisory Agreement between Deutsche Asset Management, Inc. and Aberdeen Asset Management Inc., on behalf of the Fund.

Number of Votes:
For	Against	Abstain
7,189,930.361	88,969.574	785,563.046
Investment Management Agreement Approval

The Board of Trustees of the Scudder MG Investments Trust approved the Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc. (the "Advisor") and the Sub-Advisory Agreement between the Advisor and Aberdeen Asset Management, Inc. (the "AAMI" or the "Sub-Advisor") for investment advisory services for the Scudder Short Duration Fund (the "Fund") in September 2005. Both agreements were approved by shareholders on November 28, 2005.

By way of background, prior to December 2, 2005, the Advisor served as investment advisor to the Fund pursuant to an investment management agreement with the Fund (the "Previous Investment Management Agreement"). On December 2, 2005, the Advisor began serving as investment advisor to the Fund pursuant to the "Amended and Restated Investment Management Agreement." On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia (the "Aberdeen Transaction"). As of December 2, 2005, AAMI, a direct, wholly owned subsidiary of Aberdeen PLC, and a registered investment advisor under the Investment Advisors Act of 1940, as amended, became the Sub-Advisor to the Scudder Short Duration Fund pursuant to a written contract with the Advisor ("Sub-Advisory Agreement"). Aberdeen PLC and its asset management subsidiaries, including AAMI, are known as "Aberdeen."

In approving the terms of the Sub-Advisory Agreement, the Board considered the following factors, among others:

The London-based and/or Philadelphia-based fixed income team that managed the Fund prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Fund as employees of Aberdeen. In this regard, the Board also considered Aberdeen PLC's assurances regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Fund and its shareholders.

The advisory fees paid by the Fund would not change as a result of implementing the Sub-Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered the Advisor's and Aberdeen PLC's representations that they do not expect any diminution in the nature or quality of services provided to the Fund after the Aberdeen Transaction.

The terms of the Sub-Advisory Agreement are consistent with other sub-advisory agreements considered by the Board and determined to be in the best interests of shareholders. The Board considered the fees payable to AAMI by the Advisor under the Sub-Advisory Agreement, including how they related to the fees paid to sub-advisors of other similar funds, and concluded that they were fair and reasonable. The Board also considered the portion of the fees retained by the Advisor under the Amended and Restated Investment Management Agreement in light of the services the Advisor would continue to provide and its estimated costs of providing those services and concluded that the fees were fair and reasonable.

The benefits to the Advisor, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including the Advisor's conflicts of interest in recommending to the Board that they approve the Sub-Advisory Agreement.

The resources and operations of Aberdeen, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Amended and Restated Investment Management Agreement, the Advisor will oversee the management of the Fund's portfolio by AAMI, and will continue to provide the same administrative services that it provided under the Previous Investment Management Agreement.

The Advisor's commitment to pay all costs associated with obtaining shareholder approval of the Amended and Restated Investment Management Agreement, and the Sub-Advisory Agreement.

The Board also evaluated the Amended and Restated Investment Management Agreement in conjunction with its broader annual review of all contractual arrangements between the Fund and the Advisor and its affiliates. With regard to the Amended and Restated Investment Management Agreement, the Board considered in particular that its terms would be substantially identical to the terms of the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a provision specifically authorizing the Advisor to delegate some or all of its advisory duties to an unaffiliated sub-advisor (such as AAMI).

The factors considered by the Board in connection with its general contract review are set forth below. In terms of the process the Trustees followed prior to approving the contracts, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of the Advisor and Sub-Advisor and their affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of the Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the contract, the Board considered factors that they believe relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund (Institutional Class shares) was somewhat lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedules in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar Funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that even though the Fund's investment management fee schedule includes no fee breakpoints, the Advisor has indicated that it intends to propose a breakpoint schedule for the Fund in the near future. The Board concluded that the Fund's fee schedule will represent an appropriate sharing between Fund shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Institutional Class shares) for the year ending December 31, 2004 were somewhat lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-year period ended June 30, 2005, the Fund's (Institutional Class shares) performance was in the 1st quartile of the applicable Lipper universe and that for the three- and five-year periods its performance was in the 2nd quartile. The Board also observed that the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor and Sub-Advisor, including the Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the Amended and Restated Investment Management Agreement, including the scope of services provided under such agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board concluded that the Amended and Restated Investment Management Agreement was in the best interests of Fund shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the agreement.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		54
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	51
Martin J. Gruber 7/15/37 Trustee since 2002

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001).

		51
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005).	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy 9/3/46 Trustee since 1993	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005

Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002).

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003).
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004).

Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005).
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005).
Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder MG Investments Trust of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	MGSFX
CUSIP Number	81116P 758	81116P 741	81116P 733	81116P 766
Fund Number	434	634	734	557

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SDUSX
Fund Number	334
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder MG Investments Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Graham E. Jones. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER SHORT DURATION FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

  Services that the Fund's Independent Registered Public Accounting Firm Billed
                                   to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005             $45,150            $225               $0               $0
--------------------------------------------------------------------------------
2004             $44,200            $185             $6,635             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                  $453,907                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed-upon procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005              $0            $197,605           $104,635         $302,240
--------------------------------------------------------------------------------
2004            $6,635             $0             $1,153,767       $1,160,402
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Short Duration Fund, a series of
                                    Scudder MG Investments Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Short Duration Fund, a series of
                                    Scudder MG Investments Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006